                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            MARSH SUPERMARKETS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                  (MARSH LOGO)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 1, 2000

TO THE SHAREHOLDERS OF
MARSH SUPERMARKETS, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Marsh Supermarkets, Inc. (the "Corporation") will be held at the principal executive offices of the Corporation, 9800 Crosspoint Boulevard, Indianapolis, Indiana, on Tuesday, August 1, 2000, at 10:00 A.M. (Eastern Standard Time), for the following purposes:

          1. To elect three directors for terms of three years each and until their successors are duly elected and qualified; and

          2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on Tuesday, June 1, 2000, as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting and at any adjournment thereof.

     You are cordially invited to attend this meeting. Whether or not you expect to attend the meeting, we encourage you to vote your shares by dating and signing the enclosed proxy and returning it as promptly as possible in the accompanying postage prepaid envelope.

     By order of the Board of Directors.

                                          MARSH SUPERMARKETS, INC.

                                          By:  /s/ P. LAWRENCE BUTT
                                             -----------------------------------
                                             P. Lawrence Butt, Secretary

Indianapolis, Indiana
June 27, 2000

                            MARSH SUPERMARKETS, INC.
                           9800 CROSSPOINT BOULEVARD
                        INDIANAPOLIS, INDIANA 46256-3350

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 AUGUST 1, 2000

     This Proxy Statement and the accompanying proxy are being mailed to shareholders of Marsh Supermarkets, Inc. (the "Corporation") in connection with the solicitation of the enclosed proxy by and on behalf of the Board of Directors of the Corporation for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held pursuant to the accompanying Notice of Annual Meeting, and at any adjournment of such meeting. This Proxy Statement and the accompanying proxy are being first mailed to shareholders on or about June 27, 2000.

                               VOTING SECURITIES

     At June 1, 2000, the Corporation had outstanding 4,004,408 shares of Class A Common Stock and 4,505,956 shares of Class B Common Stock (collectively, the "Common Stock"). Each share of Class A Common Stock entitles its owner to one vote upon each matter to come before the Annual Meeting. Shares of Class B Common Stock are non-voting with respect to the matters to come before the Annual Meeting. Only Class A Common Stock shareholders of record at the close of business on June 1, 2000 will be entitled to vote at the Annual Meeting and at any adjournment thereof.

                   PROXY, VOTING AND METHOD OF COUNTING VOTES

     When the enclosed proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting and at any adjournment thereof as directed by the shareholder executing the proxy, unless it is revoked earlier. If a proxy is signed and returned, but no directions are given on the proxy with respect to any particular matter to be acted upon at the Annual Meeting, the shares represented by the proxy will be voted in favor of such matter. Shares represented by proxies which are marked "withhold authority" with respect to the election of directors will be considered only for the purpose of determining the presence of a quorum at the meeting, but will neither be counted nor have any effect on the vote with respect to such matter. Shares beneficially owned by persons who do not provide voting instructions on a matter before the Annual Meeting with respect to which a broker is prohibited from exercising discretionary authority will be deemed present at the meeting for quorum purposes, but will not be included in the vote total with respect to such matter. Brokers are not prohibited from exercising discretionary authority with respect to each matter before the Annual Meeting except to the extent they receive instructions to the contrary from their clients at least 10 days prior to the Annual Meeting. Any shareholder executing and delivering a proxy has the right to revoke it at any time before the authority granted thereby is exercised by the due execution of another proxy bearing a later date or by written notice to the Secretary of the Corporation. Shareholders who are present in person at the Annual Meeting may revoke their proxy and vote in person if they so desire.

                            SOLICITATION OF PROXIES

     This solicitation of proxies is being made by the Board of Directors of the Corporation and the expenses thereof will be borne by the Corporation. The principal solicitation is being made by mail; however, additional solicitations may be made by telephone, telegraph, telecopier or personal interview by officers of the Corporation, who will not be additionally compensated therefor, and by D. F. King & Co., Inc., which has been engaged to distribute proxies and solicit votes for a fee estimated not to exceed $3,000, plus reimbursement of out-of-pocket expenses. The Corporation expects to reimburse brokerage houses, banks and other fiduciaries for reasonable expenses of forwarding proxy material to beneficial owners of the Common Stock.

                             ELECTION OF DIRECTORS

     The Corporation's Board of Directors consists of ten members, each of whom is elected to serve for a term of three years. Three directors will be elected at the Annual Meeting to serve until the Annual Shareholders Meeting in 2003 and until their successors are duly elected and qualified. Proxies representing shares of Class A Common Stock held on the record date which are returned duly executed will be voted, unless otherwise specified, in favor of the three nominees for the Board of Directors named below. All such nominees are members of the present Board of Directors and were elected at the 1997 Annual Shareholders Meeting. All nominees have consented to serve if elected, but should any nominee be unavailable to serve (which event is not anticipated), the persons named in the proxy intend to vote for such substitute nominee as the Board of Directors may recommend. The nominees shall be elected by a plurality of the votes cast in the election by the holders of the Class A Common Stock represented and entitled to vote at the Annual Meeting, assuming the existence of a quorum.

     Biographical and other information for each nominee and for each incumbent director is set forth below:

              NAME, AGE, PRINCIPAL OCCUPATION                 DIRECTOR
                  AND BUSINESS EXPERIENCE                      SINCE
              -------------------------------                 --------

     NOMINEES FOR DIRECTOR TO SERVE UNTIL THE 2003 ANNUAL
     MEETING:

DON E. MARSH, 62............................................    1959
  Chairman of the Board, President and Chief Executive
  Officer of the Corporation; son of Garnet R. Marsh and
  brother of William L. Marsh; director, Indiana Energy
  Incorporated, Indianapolis, Indiana (a gas utility
  company); director, National City Bank, Indiana,
  Indianapolis, Indiana. See Notes (1) and (2).

WILLIAM L. MARSH, 56........................................    1991
  Senior Vice President-Property Management of the
  Corporation; son of Garnet R. Marsh and brother of Don E.
  Marsh.

STEPHEN M. HUSE, 57.........................................    1985
  President and Chief Executive Officer, Huse, Incorporated,
  Bloomington, Indiana (a retail restaurant management
  company); director, KeyBank, Indiana, Indianapolis,
  Indiana. See Notes (2), (3) and (4).

              NAME, AGE, PRINCIPAL OCCUPATION                 DIRECTOR
                  AND BUSINESS EXPERIENCE                      SINCE
              -------------------------------                 --------
     INCUMBENT DIRECTORS ELECTED TO SERVE UNTIL THE 2001
     ANNUAL MEETING:

GARNET R. MARSH, 89.........................................    1977
  Widow of Ermal W. Marsh, founder of the Corporation;
  mother of Don E. Marsh and William L. Marsh.

CATHERINE A. LANGHAM, 42....................................    1998
  President, Future Enterprises, Inc., Indianapolis, Indiana
  (an expedited transport services, warehousing and
  distribution company). See Note (1).

K. CLAY SMITH, 62...........................................    1989
  President and Chief Executive Officer, Underwood Machinery
  Transport Company, Inc., Indianapolis, Indiana (a heavy
  equipment transport company); director, Bindley-Western
  Industries, Inc., Indianapolis, Indiana (a wholesale
  pharmaceutical distributor). See Notes (1), (2) and (4).

     INCUMBENT DIRECTORS ELECTED TO SERVE UNTIL THE 2002
     ANNUAL MEETING:

CHARLES R. CLARK, 66........................................    1978
  Partner, Beasley Gilkison Retherford Buckles & Clark,
  Attorneys at Law, Muncie, Indiana. See Note (1).

JAMES K. RISK, III, 58......................................    1986
  President and Chief Executive Officer, Kirby Risk
  Corporation, Lafayette, Indiana (a wholesale electrical
  equipment distributor); director, Bindley-Western
  Industries, Inc., Indianapolis, Indiana (a wholesale
  pharmaceutical distributor); director, Lafayette Life
  Insurance Company, Lafayette, Indiana (an insurance
  company). See Note (3).

J. MICHAEL BLAKLEY, 59......................................    1996
  President and Chief Executive Officer, The Blakley
  Corporation, Indianapolis, Indiana (a full service
  flooring company). See Note (3).

P. LAWRENCE BUTT, 58........................................    1999
  Senior Vice President, Counsel and Secretary of the
  Corporation.

---------------

(1) Member of Audit Committee.
(2) Member of Executive Committee.
(3) Member of Compensation Committee.
(4) Member of Stock Award Committee.

COMMITTEES OF THE BOARD

     The Board of Directors has standing Executive, Audit, Compensation and Stock Award committees, membership in which is indicated in the preceding table, but does not have a nominating committee. During fiscal year 2000, the Board of Directors held four meetings, the Executive Committee held two meetings, the Audit Committee held two meetings, the Compensation Committee held three meetings, and the Stock Award Committee held one meeting. All directors, other than Garnet R. Marsh, attended at least 75% of the aggregate of Board and committee meetings of which they were members during the fiscal year.

     The Executive Committee is empowered to exercise authority over the affairs of the Corporation during intervals between meetings of the Board of Directors. The Audit Committee reviews matters involving the work of independent auditors and is responsible for their selection, subject to the approval of the Board of Directors.

     The Compensation Committee, composed entirely of directors who are not employees of the Corporation, reviews and approves the compensation policies and actions affecting management's employment and severance arrangements, benefits awarded under certain of the Corporation's incentive plans, such as the Management Incentive Plan and the 1991 Employee Stock Incentive Plan, and determines participation in the Supplemental Retirement Plans.

     The Stock Award Committee, composed entirely of independent non-employee directors, reviews and approves awards under the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan.

COMPENSATION OF DIRECTORS

     Each member of the Board of Directors who was not an employee of the Corporation or any subsidiary or affiliated company in which the Corporation has a direct or indirect ownership interest (an "Outside Director") received an annual retainer of $30,000 during the fiscal year. The Chairman of each standing committee of the Board of Directors who was an Outside Director also received an additional annual fee of $5,000 for serving in that capacity. A director may elect to have all or a portion of the foregoing fees deferred under a deferred compensation plan offered by the Corporation. In fiscal year 2000, fees paid to Outside Directors for services in all capacities aggregated $245,417.

     Each Outside Director who was serving on the Board of Directors on August 4, 1992, or who is elected to the Board of Directors thereafter, is entitled to a one-time grant of 500 shares of restricted Class B Common Stock of the Corporation under the 1992 Stock Option Plan for Outside Directors (the "1992 Stock Option Plan"). The 1992 Stock Option Plan also provides for the granting of non-qualified stock options for 1,500 shares of Class B Common Stock at an exercise price equal to the closing price of the Class B Common Stock on the date of grant upon each election of an Outside Director to the Board of Directors during the term of the 1992 Stock Option Plan, which expires in 2002.

     Under the Outside Directors' Stock Plan, each Outside Director has the opportunity to use all or any portion of the fees paid by the Corporation for services as a director to purchase, at market price, shares of Class B Common Stock in lieu of cash payment of such fees. In fiscal year 2000, Outside Directors acquired an aggregate of 6,785 shares of Class B Common Stock pursuant to the Outside Directors' Stock Plan in lieu of cash payment of fees.

     Each Outside Director may, at the discretion of the Board of Directors, be granted options to purchase shares of Class B Common Stock or awarded shares of restricted Class B Common Stock pursuant to the 1999 Outside Directors' Stock Option Plan approved by the shareholders at the 1999 Annual Meeting. In fiscal year 2000, neither options to purchase nor shares of restricted stock were granted to any Outside Director under this plan.

     A director who is not an Outside Director does not receive any fee for serving as a director, Chairman of the Board, or Chairman of any standing committee and is not eligible to receive grants of options or restricted stock under the 1992 Stock Option Plan or the 1999 Outside Directors' Stock Option Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During fiscal year 2000, Don E. Marsh, a director and President and Chief Executive Officer of the Corporation, was indebted to the Corporation in the amount of $315,434 for the principal amount of, and accrued interest at 6% per annum on, a loan due May 28, 2002. The Compensation Committee authorized the Corporation to make this loan to Mr. Marsh and loans to other optionees under the 1980 Marsh Stock Plan to fund the exercise of options granted under such plan that would have expired May 31, 1993. Mr. Marsh also was indebted to the Corporation for up to $207,164 during fiscal year 2000 for expenses incurred in connection with business travel, substantially all of which was repaid prior to the end of fiscal year 2000.

     During fiscal year 1999, the Corporation adopted, and the shareholders approved, the Executive Stock Purchase Plan of Marsh Supermarkets, Inc. The purposes of the plan are to facilitate the purchase of issued and outstanding shares of Common Stock by officers and executives of the Corporation, to align more closely management's financial rewards with the financial rewards realized by all other shareholders of the Corporation, to increase the officer's and executive's motivation to manage the Corporation as owners, and to increase the ownership of Common Stock among management of the Corporation. Purchases of Common Stock by each participant in the plan were financed by personal bank loans guaranteed by the Corporation, which has recourse against the participants if the Corporation incurs a loss under the guarantees, in accordance with the provisions of the plan. During fiscal year 2000, 13 officers and executives participated in the plan and purchased an aggregate of 253,393 shares of Common Stock. The aggregate number of shares of Common Stock purchased and the largest amount owed on their personal bank loans during fiscal year 2000 by Messrs. Don
E. Marsh, Bryja, Dougherty and Butt were: 84,463 shares and $1,332,969(1); 29,563 shares and $466,555; 21,116 shares and $333,247; and 21,116 shares and
$333,247, respectively. The Corporation has also agreed to provide loans to participants for the amount by which interest payments payable on the bank loans exceed dividends paid on the shares purchased by the participants under the plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. J. Michael Blakley is a director and President and Chief Executive Officer of The Blakley Corporation, a full service flooring company, which, as a subcontractor of the general contractors which constructed two supermarket facilities in fiscal year 2000, indirectly supplied $406,915 of flooring material to the Corporation. In fiscal year 2000, The Blakley Corporation also supplied, in the ordinary course of business, $1,101 of flooring materials to the Corporation upon terms which the Corporation believes were no less favorable than the Corporation could have obtained from unaffiliated third parties.

     Mr. James K. Risk, III, is a director and President and Chief Executive Officer of Kirby Risk Corporation, a wholesale electrical equipment distributor from which the Corporation purchased, in the ordinary course of business, $258,815 of electrical supplies during fiscal year 2000 upon terms which the Corporation believes were no less favorable than it could have obtained from unaffiliated third parties.

---------------

(1) Excludes 25,340 shares and $399,910 associated with the participation of Arthur A. Marsh and David A. Marsh (executives of the Corporation and sons of Mr. Marsh) in the plan.

                  SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN
                               BENEFICIAL OWNERS

MANAGEMENT'S STOCK OWNERSHIP

     The following table sets forth, as of June 1, 2000, certain information regarding the beneficial ownership of Common Stock by all directors and nominees, by the Named Officers (as defined herein), and by all directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power over the shares of Class A Common Stock and the Class B Common Stock listed as beneficially owned by such person.

                                                  NUMBER AND NATURE OF          PERCENT OF CLASS
                                                  BENEFICIAL OWNERSHIP           OUTSTANDING(1)
                                                ------------------------        -----------------
                     NAME                        CLASS A         CLASS B        CLASS A   CLASS B
                     ----                       ---------        -------        -------   -------
J. Michael Blakley............................      1,500          6,622(2)
P. Lawrence Butt..............................     85,638(3)      22,378(3)       2.1%
Charles R. Clark..............................        375          5,393(4)
Stephen M. Huse...............................        874(5)       7,230(5)
Catherine A. Langham..........................          0          3,179(6)
Don E. Marsh..................................    543,881(7)     357,670(7)      13.6%      7.9%
Garnet R. Marsh...............................    129,371(8)     183,297(8)       3.2%      4.1%
William L. Marsh..............................    179,856(9)     241,976(9)       4.5%      5.4%
James K. Risk, III............................      2,225          6,320(10)
K. Clay Smith.................................      2,500(11)      6,595(11)
Frank J. Bryja................................     84,734(12)     23,164(12)      2.1%
Douglas W. Dougherty..........................     72,445(13)      7,983(13)      1.9%
All directors and executive officers as a
  group (16 persons)..........................  1,229,685(14)    917,107(14)     30.7%     20.4%

---------------

 (1) Percentages less than 1% of the outstanding shares of either class of Common Stock are not shown.
 (2) Includes options to acquire 2,250 shares of Class B Common Stock which are currently exercisable.
 (3) Includes options to acquire 28,100 shares of Class A Common Stock and 15,300 shares of Class B Common Stock which are currently exercisable.
 (4) Includes 125 shares owned by a member of immediate family and options to acquire 3,750 shares which are currently exercisable.
 (5) Includes 93 shares of Class A and Class B Common Stock owned by a corporation in which Mr. Huse has an ownership interest and options to acquire 3,000 shares of Class B Common Stock which are currently exercisable.
 (6) Includes options to acquire 1,500 shares of Class B Common Stock which are currently exercisable.
 (7) Includes 5,466 shares of Class A Common Stock and 5,483 shares of Class B Common Stock owned by members of immediate family, and 123,221 shares of Class A Common Stock and 127,413 shares of Class B Common Stock with respect to which Don E. Marsh is trustee or co-trustee. Also includes options to acquire 69,550 shares of Class A Common Stock and 42,300 shares of Class B Common Stock which are currently exercisable.
 (8) Includes 129,371 shares of Class A Common Stock and 179,547 shares of Class B Common Stock owned by two trusts of which Garnet R. Marsh is either the life tenant or income beneficiary. Don E. Marsh and William L. Marsh each has a one-third remainder interest in each of the foregoing trusts, subject to the life estate of Garnet R. Marsh, and share voting and investment powers with respect to 113,343 shares in one of such trusts with Garnet R. Marsh as co-trustees. William L. Marsh is a co-trustee of the other trust. Also includes options to acquire 3,750 shares of Class B Common Stock which are currently exercisable.
 (9) Includes 1,175 shares of Class A Common Stock and 2,458 shares of Class B Common Stock owned by members of immediate family and 129,371 shares of Class A Common Stock and 179,547 shares of Class B Common Stock owned by the trusts described in Note (8) above with respect to which William L. Marsh is a co-trustee. Also includes options to acquire 17,188 shares of Class A Common Stock and 21,550 shares of Class B Common Stock which are currently exercisable.
(10) Includes options to acquire 3,750 shares of Class B Common Stock which are currently exercisable.
(11) Includes 1,000 shares of Class A Common Stock held as custodian and options to acquire 3,750 shares of Class B Common Stock which are currently exercisable.
(12) Includes options to acquire 29,575 shares of Class A Common Stock and 13,300 shares of Class B Common Stock which are currently exercisable.
(13) Includes options to acquire 25,000 shares of Class A Common Stock and 7,300 shares of Class B Common Stock which are currently exercisable.
(14) Includes options to acquire 215,839 shares of Class A Common Stock and 133,750 shares of Class B Common Stock which are currently exercisable.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Corporation, as of June 1, 2000, other than Don E. Marsh* whose security ownership is listed in the preceding table, the only other beneficial owner of more than 5% of the outstanding shares of Class A Common Stock is set forth in the following table:

                                                                              PERCENT OF
                                                                               CLASS A
NAME AND ADDRESS OF                                 AMOUNT AND NATURE OF     COMMON STOCK
BENEFICIAL OWNER                                    BENEFICIAL OWNERSHIP     OUTSTANDING
-------------------                                 --------------------     ------------
GREAT AMERICAN INSURANCE COMPANY,                    729,844 shares(1)           18.2%
  c/o American Financial Corporation
  One East Fourth Street
  Cincinnati, Ohio

---------------

  * Mailing address is 9800 Crosspoint Boulevard, Indianapolis, Indiana 46256-3350.
(1) As reflected in Schedule 13D, dated March 18, 1983, as amended by Amendment No. 1 thereto, dated March 23, 1983, Amendment No. 2 thereto, dated July 30, 1986, Amendment No. 3 thereto, dated November 1, 1991, Amendment No. 4 thereto, dated January 14, 1992, Amendment No. 5 thereto, dated April 12, 1995, in a Form 4, dated November 8, 1996, and in a Form 4, dated December 8, 1996, filed by American Financial Corporation and Carl H. Lindner with the Securities and Exchange Commission.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

     The following table sets forth the annual and long-term compensation paid or distributed by the Corporation for services in all capacities for the fiscal years ended March 28, 1998, March 27, 1999 and April 1, 2000, to the Chief Executive Officer and each of the other four (4) most highly compensated executive officers of the Corporation whose compensation exceeded $100,000 (the "Named Officers").

                                                                                                  LONG-TERM
                                                                                                COMPENSATION
                                                                                           -----------------------
                                                              ANNUAL COMPENSATION                  AWARDS
                                                        --------------------------------   -----------------------
                                                                               OTHER       RESTRICTED   SECURITIES       ALL
                                                                               ANNUAL        STOCK      UNDERLYING      OTHER
                                               FISCAL   SALARY     BONUS    COMPENSATION     AWARDS      OPTIONS/    COMPENSATION
         NAME AND PRINCIPAL POSITION            YEAR      ($)     ($)(A)       ($)(B)        ($)(C)      SARS(#)        (D)($)
         ---------------------------           ------   -------   -------   ------------   ----------   ----------   ------------
Don E. Marsh,                                   2000    764,423   303,000           0             0       75,000        50,573
  Director; Chairman of the Board,              1999    688,462   150,000           0       800,000            0        46,730
  President & Chief Executive Officer           1998    550,000   150,000      10,425       479,415            0        10,039

Frank J. Bryja,                                 2000    280,289    79,600           0             0       35,000        13,346
  President & Chief Operating                   1999    259,615    50,000         988             0       12,500        12,370
  Officer, Supermarket Division                 1998    225,000    50,000       1,956       309,535            0         6,212

Douglas W. Dougherty,                           2000    265,000    91,900           0             0       20,000        17,298
  Senior Vice President, Chief                  1999    252,308    50,000           0       120,000            0        15,450
  Financial Officer & Treasurer                 1998    235,000    50,000           0       309,535            0         4,964

William L. Marsh,                               2000    275,192    70,000           0             0        5,000         9,128
  Director; Senior Vice President-Property      1999    263,846    25,000           0             0        3,750         5,850
  Management                                    1998    250,000    20,000           0             0            0           581

P. Lawrence Butt,                               2000    231,635    80,200           0             0       20,000        14,193
  Director; Senior Vice President, Counsel      1999    220,846    20,000           0       120,000            0        10,428
  and Secretary                                 1998    207,000    40,000           0       309,535            0         3,409

---------------

(a)Cash bonuses authorized by the Compensation Committee.
(b)Value of perquisites or other personal benefits, securities or property received which did not exceed the lesser of $50,000 or 10% of salary and bonus are not shown.
(c)Value at fiscal year end of 80,930, 19,970, 27,400 and 27,400 shares of Class A Common Stock on which dividends are paid for Messrs. Marsh, Bryja, Dougherty and Butt, respectively, was $1,178,341, $290,763, $398,944 and $398,944, respectively.
(d)Includes for fiscal year 2000: (i) Supplemental Long-Term Disability Plan premiums of $10,736, $2,572, $4,133, $3,483 and $1,700, respectively; (ii)
   401(k) plan contributions of $2,550, $2,472, $2,468, $0 and $2,446, respectively, (iii) group and other life insurance premiums of $28,371, $5,676, $7,811, $5,645, and $7,820, respectively; and (iv) Deferred
   Compensation Plan contributions of $8,916, $2,927, $2,886, $0, and $2,227, respectively.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     The following table sets forth information with respect to the grants of options and SARs during the fiscal year ended April 1, 2000 to the Named Officers, together with the exercise or base price, the expiration date and the potential realizable value assuming certain rates of appreciation. No SARs were granted during the fiscal year 2000.

                            OPTION/SAR GRANTS TABLE

                                   INDIVIDUAL GRANTS
----------------------------------------------------------------------------------------   POTENTIAL REALIZABLE
                                                   PERCENT OF                                VALUE AT ASSUMED
                                                     TOTAL                                   ANNUAL RATES OF
                                      NUMBER OF     OPTIONS/                                   STOCK PRICE
                                      SECURITIES      SARS                                   APPRECIATION FOR
                                      UNDERLYING   GRANTED TO                                  OPTION TERM
                                       OPTIONS/    EMPLOYEES     EXERCISE                  --------------------
                                         SARS      IN FISCAL      OR BASE     EXPIRATION        GRANT DATE
                NAME                  GRANTED(#)      YEAR      PRICE($/SH)      DATE      PRESENT VALUE($)(1)
                ----                  ----------   ----------   -----------   ----------   --------------------
Don E. Marsh........................    75,000       31.25%        13.50       5/11/09           313,774
Frank J. Bryja......................    35,000       14.58%        13.50       5/11/09           146,428
Douglas W. Dougherty................    20,000        8.33%        13.50       5/11/09            83,673
William L. Marsh....................     7,500        3.13%        13.50       5/11/09            31,377
P. Lawrence Butt....................    20,000        8.33%        13.50       5/11/09            83,673

---------------

(1) Black-Sholes valuation method used assuming an expected volatility of 0.271, a risk-free rate of return of 5.54%, a dividend yield of 3.009% and a term of exercise of 10 years.

OPTIONS/SAR EXERCISES AND FISCAL YEAR END VALUES TABLE

     The following table sets forth information with respect to the exercise of options and SARs during, and the unexercised options and SARs held at the end of, the fiscal year ended April 1, 2000, by the Named Officers. No SARs were granted during fiscal year 2000. No options were exercised in fiscal year 2000.

    AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                               OPTION/SAR VALUES

                                                                    NUMBER OF               VALUE OF UNEXERCISED
                                                              SECURITIES UNDERLYING             IN-THE-MONEY
                                                            UNEXERCISED OPTIONS/SARS            OPTIONS/SARS
                                                               AT FISCAL YEAR END         AT FISCAL YEAR END($)(A)
                                                           ---------------------------   ---------------------------
NAME                                               CLASS   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                               -----   -----------   -------------   -----------   -------------
Don E. Marsh.....................................    A       69,550         18,750          69,600         59,625
                                                     B       42,300              0               0              0
Frank J. Bryja...................................    A       29,575         35,675          27,250         27,825
                                                     B       13,300              0               0              0
Douglas W. Dougherty.............................    A       25,000          5,000          26,500         15,900
                                                     B        7,300              0               0              0
William L. Marsh.................................    A       17,188          7,500          14,575          6,625
                                                     B       21,550              0               0              0
P. Lawrence Butt.................................    A       28,100         15,000          28,825         15,900
                                                     B       15,300              0               0              0

---------------

(a) Value of unexercised options based on fiscal year end per share price of $14.56 for Class A Common Stock and $9.00 for Class B Common Stock.

RETIREMENT PLANS

     The following table illustrates the estimated annual pension benefits under the Employees' Pension Plan of Marsh Supermarkets, Inc. and Subsidiaries (taking Social Security benefits into account, but without regard to any survivorship benefit to an eligible spouse) (the "Pension Plan") payable for a single straight life annuity upon normal retirement age at the compensation levels and years of benefit service shown, as well as the estimated benefits under the Supplemental Retirement Plans which provide benefits inclusive of those that would otherwise be denied to participants by reason of certain Code limitations on qualified plan benefits.

                      ESTIMATED RETIREMENT BENEFITS TABLE

AVERAGE ANNUAL
 COMPENSATION             ESTIMATED ANNUAL RETIREMENT
 DURING LAST     BENEFITS AT VARIOUS YEARS OF BENEFIT SERVICE
  4 YEARS OF     ---------------------------------------------
   SERVICE         10 YEARS        20 YEARS        30 YEARS
--------------   -------------   -------------   -------------
   $ 200,000       $122,411        $126,431        $130,451
     280,000        170,622         175,169         179,717
     360,000        218,622         223,169         227,717
     440,000        266,622         271,169         276,366
     520,000        314,622         319,169         326,808
     600,000        362,622         367,722         377,251
     680,000        410,622         416,879         427,693
     760,000        458,622         466,036         478,135
     840,000        506,622         515,193         527,790
     920,000        554,622         564,350         575,790
   1,000,000        602,622         613,506         623,790

     Under the Pension Plan, monthly retirement benefits are computed on the basis of highest average monthly earnings during any 48 consecutive months of the last 120 months preceding retirement. The compensation covered by the Pension Plan includes all monthly earnings, but excludes amounts paid under the Management Incentive Plan or similar plans prior to January 1, 1985. Benefits payable under the Supplemental Retirement Plans exclude the sum of benefits payable under the Pension Plan and Social Security. Effective December 31, 1996, the accrual of benefits under the Pension Plan was curtailed and the benefit formula under the Supplemental Retirement Plans was modified with respect to any participants designated after January 1, 1997. Effective August 1, 1999, the Senior Executive Supplemental Retirement Plan was adopted which modified the benefit calculation for certain senior executives under the Supplemental Retirement Plan.

     As of June 1, 2000, Don E. Marsh, Frank J. Bryja, Douglas W. Dougherty, William L. Marsh and P. Lawrence Butt had 42, 34, 6, 36 and 22 years of benefit service, respectively. Assuming that the Named Officers continue in their present positions at their current salaries until retirement at age 65, their estimated annual pensions under the Pension Plan and the Supplemental Retirement Plans would be $649,936, $142,420, $211,693, $212,247 and $190,572,
respectively.

EMPLOYMENT AND SEVERANCE AGREEMENTS

     The Corporation has employment agreements with Don E. Marsh, William L. Marsh, Douglas W. Dougherty and P. Lawrence Butt, dated as of August 3, 1999, for terms of five years each, subject to termination or automatic extension as provided in the agreements. Under the agreements, the base annual salaries for Don E. Marsh, William L. Marsh, Douglas
W. Dougherty and P. Lawrence Butt are $750,000, $270,000, $260,000 and $227,000,
respectively, subject to periodic review and increase, but not decrease, by the Compensation Committee or the Board of Directors. The agreements also provide that, in the event of termination of employment for reasons other than retirement, Without Reason or Cause (as such terms are defined in the agreements), each employee shall receive a salary continuation benefit for a period of five years in an amount equal to the sum of the employee's highest base salary during the last five years and the highest cash bonus during the last 10 years, together with certain other limited employee benefits, as described in each agreement. In addition, the Corporation has a severance agreement with Frank J. Bryja, which provides that, in the event of a change in control of the Corporation and subsequent severance of employment, Mr. Bryja shall receive severance pay equal to three times the sum of his highest base salary during the 12 months immediately preceding termination and his highest annual bonus during the 36 months immediately preceding termination. The term of such agreement is for a period of three years, subject to earlier termination and automatic extension. If a change in control had occurred on April 1, 2000 and the employment of Mr. Bryja had been severed as of that date, he would have been entitled to receive severance pay in the aggregate amount of $1,079,667.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

  Compensation Philosophy

     The Compensation Committee and the Stock Award Committee of the Board of Directors (collectively, the "Committee") believe that the primary objective of the Corporation's executive compensation policies should be:

     - To attract and retain talented executives by providing compensation that is, overall, competitive with the compensation provided to executives at companies of comparable size and position in the retail or other businesses, as appropriate, while maintaining compensation within levels that are consistent with the Corporation's business plan, financial objectives and operating performance;

     - To provide appropriate incentives for executives to work toward the achievement of the Corporation's annual performance targets established in the Corporation's business plan; and

     - To align more closely the interests of executives with those of shareholders and the long-term interest of the Corporation by providing long-term incentive compensation in the form of stock options, restricted stock or other equity-based long-term incentive compensation.

     The Committee believes that the Corporation's executive compensation policies should be reviewed each year following the time when the financial results of the Corporation's prior fiscal year become available. The policies are reviewed in light of their consistency with the Corporation's financial performance, its business plan and its position within the retail industry, as well as the compensation policies of similar companies in the retail business and general industry. The compensation of individual executives is reviewed at least annually by the Committee in light of its executive compensation policies for that year.

     In reviewing the comparability of the Corporation's executive compensation policies, the Committee looks to executive compensation in general industry as well as for other companies with businesses reasonably related to the Corporation's business, but may also consider factors which are unique to the Corporation. The Committee believes that for the current year and for the foreseeable future, the companies included in retail industry and general industry are generally appropriate for comparison, particularly after taking into account differences in size and other factors. The Committee will continue to review compensation information from the performance peer group and may supplement such information with data from other organizations in the retail or general industry or the geographic area in which the Corporation operates.

     The Committee believes that, in addition to corporate performance and specific business unit performance, it is appropriate to consider, in setting and reviewing executive compensation, the personal contributions a particular individual may make to the success of the corporate enterprise. This includes quantitative measures against objectives as well as qualitative factors, such as leadership skills, planning initiatives, development and morale skills, public affairs and civic involvement. No relative weight is assigned to these qualitative factors, which are applied subjectively by the Committee.

     The Committee believes that the above philosophy furthers the shareholders' interest since a significant part of executive compensation is based on obtaining results that are beneficial to all shareholders. At the same time, the Committee believes the philosophy encourages responsible management of the Corporation in the short term. The Committee regularly reviews its philosophy so that the overall philosophy is as effective as practicable in furthering shareholders' interest. The Committee bases its review on the experience of its members, on information requested from management, and on discussions with and information compiled by independent compensation consultants.

COMPENSATION OF EXECUTIVES OTHER THAN THE CHIEF EXECUTIVE OFFICER

     The Committee believes that the compensation of executive officers (other than the Chief Executive Officer) for fiscal year 2000 should be comprised of base compensation, annual incentive compensation and long-term incentive compensation and has applied the policies described herein as set forth below.

          Base Compensation. Base compensation for executive officers of the Corporation is currently set at approximately the fiftieth to seventy-fifth percentile of the base compensation of executive officers with similar responsibilities at other selected peer group companies including those set forth in the performance graph. These compensation levels have enabled the Corporation to attract and retain talented executives while keeping compensation in line with the financial objectives of the Corporation. Accordingly, the Compensation Committee believes that the current policy concerning base compensation should be continued. In determining whether an increase in base compensation was appropriate for fiscal year 2000, the Compensation Committee reviewed the salary ranges recommended by management and consulted with the Chief Executive Officer. The Compensation Committee subjectively determined on the basis of discussions with the Chief Executive Officer and its experience in business generally and with the Corporation specifically the levels of base compensation it deemed appropriate for each executive officer after taking into consideration their respective contributions, the Corporation's overall performance and external market conditions. As a result of this analysis, increases in base salaries (other than those related to increased responsibilities) averaging 0.8% were awarded to executive officers (other than the Chief Executive Officer) during fiscal year 2000 reflecting the Compensation Committee's subjective judgement as to individual contributions to the success of meeting the Corporation's budgetary and other targets.

          Annual Incentive Compensation. The Committee believes that compensation should be in part directly linked to operating performance. To achieve this link with regard to short-term performance, the Committee has relied on cash bonuses. Generally, bonuses have been awarded under the Management Incentive Plan under which cash awards equal to a percentage of a fiscal year base salary can be granted to officers and key employees based on the extent to which actual earnings of the Corporation or the relevant business unit during a fiscal year exceed the minimum earnings threshold approved by the Compensation Committee for such fiscal year. The amount of any award varies with the level of responsibility and actual earnings relative to threshold and target earnings. The Compensation Committee also has awarded periodically discretionary bonuses to officers and other employees based on recommendations from management and consultations with the Chief Executive Officer. Based on discussions with the Chief Executive Officer, the level of executive salaries as compared to the market, and the members' experience in business generally, the Committee elected to increase generally the target incentive award levels and determined subjectively the amount of each bonus after taking into consideration the employee's past and potential for future contributions to the Corporation. During fiscal year 2000, bonuses aggregating approximately $496,000 were awarded to executive officers (other than the Chief Executive Officer) under the Management Incentive Plan.

          Long-Term Incentive Compensation. The Committee believes that an integral part of the Corporation's executive compensation policies is equity-based compensation plans which encourage and create ownership of the Corporation's stock by its executives, thereby aligning executives' long-term interests with those of the shareholders. These long-term incentive programs are principally reflected in the Marsh Supermarkets, Inc. 1998 Stock Incentive Plan ("1998 Plan"). The Committee believes that significant stock ownership is a major incentive in building shareholder value and reviews awards of options and restricted stock with that goal in mind.

     The Corporation has no set policy as to when equity-based incentives should be awarded, although historically stock options have been the principal vehicle for payment of long-term incentive compensation and generally have been awarded, along with any restricted stock grants, during or near the period between the end of the fiscal year and the next succeeding annual meeting of shareholders. The Committee believes that the Corporation should make it a part of its regular executive compensation policies to grant periodic awards of equity-based incentives to executive officers and other key employees as part of the compensation package that is reviewed annually for each executive officer and key employee. This grant should be made within guidelines established at the time of the annual review. The Committee's policy is that the material terms of stock options should not be amended after grant and that the Committee should take into account the number of shares and options held by each executive officer. During fiscal year 2000, the Stock Award Committee authorized grants under the 1998 Plan to executive officers (other than the Chief Executive Officer) of 101,250 options to purchase Class A Common Stock based on their individual efforts in moving the Corporation towards its strategic goals, among other factors, in the subjective view of the Stock Award Committee.

     The Committee believes that greater reliance can be placed on long-term incentive compensation, with a view to setting the overall values of the Corporation's compensation package for executive officers at approximately the fiftieth to seventy-fifth percentile of total compensation packages for executives of selected peer group companies if the Corporation achieves the annual earnings target, with total compensation at the seventy-fifth to ninetieth percentile for above target performance. The long-term awards may be composed of stock options, restricted stock, or other stock-based awards.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Committee believes that the compensation package for the Chief Executive Officer is consistent with its general policies concerning executive compensation and is appropriate in light of the Corporation's financial objectives and performance. Awards of long-term incentive compensation to the Chief Executive Officer are considered concurrently with awards to other executive officers and follow the same general policies as such other long-term incentive awards.

          2000 Compensation of the Chief Executive Officer. In setting the salary and incentive compensation levels of the Chief Executive Officer for fiscal year 2000, the Committee reviewed his performance in moving the Corporation towards its desired strategic direction. Based on the subjective application of these factors, and considering the leadership skills and individual efforts of the Chief Executive Officer in guiding overall performance in light of significant past and future competitive changes, as well as recognizing his continuing active leadership role in local, state, and industry matters, the Compensation Committee awarded the Chief Executive Officer a cash bonus of $303,000 but no increase in base compensation, and the Stock Award Committee awarded the Chief Executive Officer options to purchase 75,000 shares of Class A Common Stock under the 1998 Plan.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

     Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation paid to any executive officer in excess of $1,000,000 annually. The Committee intends for executive compensation pursuant to the Corporation's stock incentive plans generally to qualify as performance-based compensation and therefore be excluded from the deduction limit found under Internal Revenue Service regulations. Although the Committee currently anticipates that the compensation to be paid in future years to substantially all executive officers will be deductible under Section 162(m) because executive officer compensation is generally well below the limit and because the Committee intends to continue utilizing performance-based compensation, the Committee believes its primary responsibility is to provide a compensation program that will attract, retain and reward executive talent necessary to maximize returns to shareholders and that the loss of the tax deduction may be necessary in some instances to achieve this purpose.

Compensation Committee                    Stock Award Committee
----------------------                    ---------------------
  Stephen M. Huse, Chairman                 Stephen M. Huse, Chairman
  J. Michael Blakley                        K. Clay Smith
  James K. Risk, III

                               PERFORMANCE GRAPH
             MARSH SUPERMARKETS, INC., RUSSELL 2000, AND PEER GROUP
                 COMPARISON OF TOTAL RETURN TO SHAREHOLDERS (1)

                                      LOGO

(1) Assumes $100 investment on March 31, 1995 in Marsh Supermarkets, Inc., Russell 2000, and Peer Group. Total returns are calculated on a dividends reinvested basis. Indices are weighted by market capitalization.
(2) Data for Marsh Supermarkets, Inc., Peer Group and Russell 2000 was provided by D.F. King & Co., Inc.
(3) Peer Group comprised of the following companies:

     Bruno's Inc.*                               Quality Food Centers, Inc.***
     Casey's General Stores, Inc.                Riser Foods, Inc. (Class A)***
     Delchamps, Inc.**                           Seaway Food Town, Inc.
     Eagle Food Centers, Inc.*                   Smith's Food and Drug Centers, Inc.***
     Foodarama Supermarkets, Inc.                Stop and Shop Companies, Inc.**
     Giant Foods, Inc.*                          Uni-Marts, Inc. (Class A )
     Hannaford Bros. Company                     Village Supermarkets, Inc.
     Ingles Markets Inc.                         The Vons Companies, Inc.***
     The Penn Traffic Company                    Weis Markets, Inc.

  *Data unavailable for 2000
 **Data unavailable after 1999
***Data unavailable after 1998

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers, directors, and persons who own more than 10% of the outstanding shares of a registered class of a corporation's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the corporation with copies of all Section 16(a) forms they file.

     Based solely on a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Corporation, the Corporation believes its executive officers, directors and greater than 10% beneficial owners complied with all applicable filing requirements of Section 16(a) during fiscal year 2000, other than Garnet R. Marsh and William L. Marsh, for whom a Form 4 and a Form 5 failed to be filed timely through no fault of Mrs. Marsh or Mr. Marsh, and Don E. Marsh, J. Michael Blakley, Charles R. Clark and James K. Risk, III, for whom a Form 5 failed to be filed timely through no fault of Messrs. Marsh, Blakley, Clark and Risk.

                              INDEPENDENT AUDITORS

     Upon recommendation of the Audit Committee, the firm of Ernst & Young LLP, which audited the Corporation's financial statements for the past fiscal year, has been appointed by the Board of Directors as the Corporation's independent auditors to audit the consolidated financial statements for the fiscal year to end March 31, 2001. A representative of Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

     Shareholder proposals, intended to be included in the proxy material relating to the Annual Meeting of Shareholders to be held August 7, 2001, must be received by the Corporation not later than February 27, 2001 and must comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended. In addition, the Corporation's Bylaws establish an advance notice procedure with regard to certain matters, including shareholder proposals not included in the Corporation's proxy statement. In general, in order for any such matters to be brought before an annual meeting of shareholders, notice must be received by the Corporation not less than 60 days and not more than 90 days prior to the annual meeting date and must contain specified information concerning the matters and the shareholder proposing such matters. Such proposals should be addressed to the Corporate Secretary at the Corporation's principal executive offices.

                                 OTHER MATTERS

     The Board of Directors is not aware presently of any matters to be presented at the Annual Meeting other than the election of directors. If, however, other matters are properly brought before the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment on such matters. By order of the Board of Directors.

     By order of the Board of Directors.
                                          MARSH SUPERMARKETS, INC.

                                          By:  /s/ P. LAWRENCE BUTT
                                             -----------------------------------
                                             P. Lawrence Butt, Secretary

Indianapolis, Indiana
June 27, 2000

     A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 1, 2000 MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO P. LAWRENCE BUTT, SECRETARY, MARSH SUPERMARKETS, INC., 9800 CROSSPOINT BOULEVARD, INDIANAPOLIS, INDIANA 46256-3350. COPIES OF EXHIBITS TO THE FORM 10-K ALSO WILL BE AVAILABLE UPON WRITTEN REQUEST UPON PAYMENT OF CHARGES APPROXIMATING THE CORPORATION'S REASONABLE COST IN FURNISHING SUCH EXHIBITS.

                                     MARSH
                               SUPERMARKETS, INC.
                          YOUR VOTE IS VERY IMPORTANT
 Please sign, date, detach and return the card below in the envelope provided.

                                  DETACH CARD
--------------------------------------------------------------------------------

                            MARSH SUPERMARKETS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints J. Michael Blakley, Catherine A. Langham and James K. Risk, III, or any one of them, as proxies, each with the power of substitution, and authorizes them to represent the undersigned, and to vote as indicated hereon all shares of Class A Common Stock of Marsh Supermarkets, Inc. held of record by the undersigned on June 1, 2000, at the Annual Meeting of Shareholders to be held August 1, 2000, and at any adjournment thereof.

1. The election of three (3) directors. NOMINEES ARE: Stephen M. Huse, Don E. Marsh and William L. Marsh for terms of three years each.

   [ ] FOR ALL NOMINEES LISTED ABOVE EXCEPT THOSE WHOSE NAMES ARE WRITTEN BELOW:
   [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

------------------------------------------------------------

2. In their discretion with respect such other business as may properly come before the meeting.

(PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN THIS PROXY IN THE ACCOMPANYING
                              ENVELOPE PROMPTLY.)

                                  DETACH CARD
--------------------------------------------------------------------------------

 UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR.

 Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 27, 2000, and the 2000 Annual Report to Shareholders is hereby acknowledged.

 Please sign exactly as your name(s) appear hereon. If shares are owned jointly, all owners should sign. If signing as attorney, executor, administrator, trustee, guardian, corporate officer or other representative capacity, please indicate your full title as such.

                                                   Dated:                 , 2000
                                                         -----------------

                                                   -----------------------------
                                                             Signature

                                                   -----------------------------
                                                             Signature

                                     MARSH
                               SUPERMARKETS, INC.
                          YOUR VOTE IS VERY IMPORTANT
 Please sign, date, detach and return the card below in the envelope provided.

                                  DETACH CARD
--------------------------------------------------------------------------------

                            MARSH SUPERMARKETS, INC.

                                  401(K) PLAN

     THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby authorizes the Trustee of the Marsh Supermarkets, Inc. 401(k) Plan ("Plan") to appoint J. Michael Blakley, Catherine A. Langham and James K. Risk, III, or any one of them, as attorneys-in-fact and proxies, each with the power of substitution, and authorizes such persons to represent the undersigned, and to vote as indicated hereon all shares of Class A Common Stock of Marsh Supermarkets, Inc. credited to the undersigned's account in the Plan as of June 1, 2000, at the Annual Meeting of Shareholders to be held August 1, 2000, and at any adjournment thereof.

1. The election of three (3) directors. NOMINEES ARE: Stephen M. Huse, Don E. Marsh and William L. Marsh for terms of three years each.

   [ ] FOR ALL NOMINEES LISTED ABOVE EXCEPT THOSE WHOSE NAMES ARE WRITTEN BELOW:
   [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

------------------------------------------------------------

2. In their discretion with respect to such other business as may properly come before the meeting.

 (PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN THIS INSTRUCTION CARD IN THE
                        ACCOMPANYING ENVELOPE PROMPTLY.)

                                  DETACH CARD
--------------------------------------------------------------------------------

 UNLESS OTHERWISE SPECIFIED, THIS INSTRUCTION CARD WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR.

 Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 27, 2000, and the 2000 Annual Report to Shareholders is hereby acknowledged.

 Please sign exactly as your name(s) appear below.

                                                   Dated:                 , 2000
                                                         -----------------

                                                   -----------------------------
                                                             Signature

                                                   -----------------------------
                                                             Signature

                                     MARSH
                               SUPERMARKETS, INC.
                          YOUR VOTE IS VERY IMPORTANT
 Please sign, date, detach and return the card below in the envelope provided.

                                  DETACH CARD
--------------------------------------------------------------------------------

                            MARSH SUPERMARKETS, INC.

                          MARSH EQUITY OWNERSHIP PLAN

     THIS INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby authorizes the Trustee of the Marsh Equity Ownership Plan ("Plan") to appoint J. Michael Blakley, Catherine A. Langham and James K. Risk, III, or any one of them, as attorneys-in-fact and proxies, each with the power of substitution, and authorizes such persons to represent the undersigned, and to vote as indicated hereon all shares of Class A Common Stock of Marsh Supermarkets, Inc. credited to the undersigned's account in the Plan as of June 1, 2000, at the Annual Meeting of Shareholders to be held August 1, 2000, and at any adjournment thereof.

1. The election of three (3) directors. NOMINEES ARE: Stephen M. Huse, Don E. Marsh and William L. Marsh for terms of three years each.

   [ ] FOR ALL NOMINEES LISTED ABOVE EXCEPT THOSE WHOSE NAMES ARE WRITTEN BELOW:
   [ ] WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

------------------------------------------------------------

2. In their discretion with respect to such other business as may properly come before the meeting.

 (PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN THIS INSTRUCTION CARD IN THE
                        ACCOMPANYING ENVELOPE PROMPTLY.)

                                  DETACH CARD
--------------------------------------------------------------------------------

 UNLESS OTHERWISE SPECIFIED, THIS INSTRUCTION CARD WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR.

 Receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated June 27, 2000, and the 2000 Annual Report to Shareholders is hereby acknowledged.

 Please sign exactly as your name(s) appear below.

                                                   Dated:                 , 2000
                                                         -----------------

                                                   -----------------------------
                                                             Signature

                                                   -----------------------------
                                                             Signature